UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2020

Iterum Therapeutics plc

(Exact name of registrant as specified in its charter)

Ireland	001-38503	98-1283148
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Block 2 Floor 3, Harcourt Centre, Harcourt Street, Dublin 2, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 1 903 8920

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.01 per share	ITRM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01 Other Events.

On July 13, 2020, Iterum Therapeutics plc (the “Company”) issued a press release announcing that it has fixed the close of business (5pm Eastern Time) on August 5, 2020, as the record date for its planned rights offering.  As previously disclosed, the Company had agreed to undertake a rights offering of subscription rights to purchase additional units in connection with the Company’s January 2020 private placement of units consisting of 6.500% Exchangeable Senior Subordinated Notes due 2025 and Limited Recourse Royalty-Linked Subordinated Notes.

The Company anticipates that the subscription period for the planned rights offering will begin on or about August 11, 2020, or as soon as practicable thereafter, and continue for a period of at least 20 calendar days.  The Company expects to announce additional details about the planned rights offering in the near future.

A registration statement relating to the planned rights offering has been filed with the Securities and Exchange Commission (the “SEC”) but has not yet become effective.  The planned rights offering will be made pursuant to such registration statement and a prospectus to be filed with the SEC prior to the commencement of the planned rights offering.  The securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.  The information herein, including the expected timing and terms of the planned rights offering, is not complete and is subject to change.  The Company reserves the right to cancel or terminate the planned rights offering at any time.

Further information regarding the planned rights offering is set forth in the press release issued in connection with this announcement, the full text of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.   The planned rights offering will be made only by means of a prospectus, and this announcement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Iterum Therapeutics plc, dated July 13, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITERUM THERAPEUTICS PLC

Date: July 13, 2020	By:	/s/ Corey N. Fishman
Corey N. Fishman Chief Executive Officer